PROXY

                      CUTCO INDUSTRIES, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             For the Annual Meeting of Shareholders
                          March 26, 1997

          The undersigned, hereby revoking any proxy heretofore given, hereby appoints as proxies with power of substitution, Marvin W. Marcus, Michael P. Kramer and John H. Daniels, and hereby authorizes them, jointly and individually, to represent and to vote, as designated below, all of the shares of common stock of CutCo Industries, Inc. held of record by the undersigned on February 20, 1997, at the Annual Meeting of Shareholders to be held on March 26, 1997 or any postponement or adjournment thereof, including authorization to the proxies to vote in their discretion upon such other business as may properly come before the Meeting.


                       ELECTION OF DIRECTORS:

         NOMINEES ARE:  Don vonLiebermann, Ira H. Goldberg and
                        Vincent K. DePierro
 ___                                   ___
/__/ FOR the nominees stated above    /__/ WITHHOLD AUTHORITY to vote
     (except as marked below)              for nominees stated above

            ___
           /__ / WITHHOLD AUTHORITY to vote ___________________

           (Continued and to be signed on reverse side)


IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ABOVE LISTED
NOMINEES.

                              Dated:

                              __________________________________________

                              __________________________________________
                              (Please date the proxy and sign exactly as name appears to the left on this proxy. If shares are held jointly, signatures should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles).